AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 1998

                                                             FILE NO. 333-36975
                                                              FILE NO. 811-8397
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------------------

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/

                         PRE-EFFECTIVE AMENDMENT NO.                       / /

                        POST-EFFECTIVE AMENDMENT NO. 1                     /X/

                                    AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

                                AMENDMENT NO. 4                            /X/

                           THE MARSICO INVESTMENT FUND

              (Exact Name of Registrant as Specified in Charter)

                          1200 17TH STREET, SUITE 1300
                                DENVER, CO 80202
               (Address of Principal Executive Office) (Zip Code)

     Registrant's Telephone Number, including Area Code: 1-888-860-8686

                              --------------------------------

                             BARBARA M. JAPHA, ESQ.
                           The Marsico Investment Fund
                          1200 17th Street, Suite 1300
                                Denver, CO 80202
               (Name and address of agent for service of process)

                                   COPIES TO:

                             SANDER M. BIEBER, ESQ.
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.
                             Washington, D.C. 20006
                              --------------------------------

It is proposed that this filing will become effective 60 days after filing pursuant to Rule 485(a)(1) under the Securities Act of 1933, as amended.
                              --------------------------------

     Registrant elects to register an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 and under the Investment Company Act of 1940. Registrant intends to file the notice required by Rule 24f-2 with respect to its fiscal year ending September 30, 1999 on or before December 29, 1999.

[Outside front cover]


                  (Logo)





                           THE MARSICO INVESTMENT FUND

                               Marsico Focus Fund
               For Investors Seeking Long-Term Growth of Capital



                          Marsico Growth & Income Fund
               For Investors Seeking Long-Term Growth of Capital
                        with a Limited Emphasis on Income












                       Prospectus dated [January __, 1999]





You should be aware that the Securities and Exchange Commission has not reviewed either of the Funds for their merit, and has not determined that the information contained in this Prospectus is accurate or complete. It is a criminal offense to say otherwise.

Your Guide to the Prospectus

                  This prospectus is designed to help you make an informed decision about whether investing in the Marsico Focus Fund ("Focus Fund") or the Marsico Growth & Income Fund ("Growth & Income Fund") is appropriate for you. When we are discussing the Focus Fund and the Growth & Income Fund together, we will refer to them as the "Funds." The investment adviser for both Funds is Marsico Capital Management, LLC (the "Adviser").

                  We have divided the prospectus into four sections to make it easy for you to find what you are looking for.

                  The first section, The Funds, contains a discussion of the objectives, principal risks, performance history, and fees of each Fund. In particular, this section tells you four important things about each Fund:

                  o Each  Fund's  investment  goal - what the  Fund is trying to achieve.

                  o The  principal  investment  policies of each Fund - how each
                    Fund tries to meet its investment goal.

                  o The  investment  selection  process used by each Fund - this section specifies each Fund's primary types of investments and principal investment strategies.

                  o Risks  you  should  be   aware  of  -  the  principal  risks
                    associated with each Fund.

                  The other three sections of the prospectus - Who Manages the Funds, How to Buy and Sell Shares, and Financial Highlights - provide detailed information about how the Funds are managed, the services and privileges available to the Funds' shareholders, how shares are priced, how to buy and sell shares, financial information, and fund performance.

                                TABLE OF CONTENTS


THE FUNDS....................................................................1

      The Goals of Each Fund.................................................1
      The Principal Investments and Policies of the Funds....................1
      The Investment Selection Process Used by the Funds.....................3
      The Principal Risks of Investing in the Funds..........................4
      Performance History....................................................6
      Expenses...............................................................8

Who Manages the Fund........................................................10

      The Investment Adviser................................................10
      The Portfolio Manager.................................................10

HOW TO BUY AND SELL SHARES..................................................11

      Pricing of Fund Shares................................................11
      Instructions For Opening and Adding to an Accounts....................11
      Telephone and Wire Transactions.......................................13
      Additional Purchase Information.......................................14
      Instructions For Selling Fund Shares..................................17
      Additional Redemption Information.....................................18
      Exchange Privilege....................................................19
      Retirement Services Plan..............................................20
      Automatic Services for Fund Investors.................................22
      Shareholder Communications............................................22
      Dividends and Distributions...........................................23
      Taxes.................................................................23

Financial Highlights........................................................25

                                  THE FUNDS


The Goals of Each Fund:

     o   The Focus Fund seeks long-term growth of capital.

     o The Growth & Income Fund seeks long-term growth of capital with a limited emphasis on income.

     [On side panel: The Funds' goals may be changed by the Board of Trustees without shareholder approval. You will receive advance written notice of any material changes to your Fund's goals].

     [On side panel: A word about the Funds: the Funds are mutual funds, which are pooled investment vehicles that are professionally managed and that give you the opportunity to participate in financial markets. The Funds strive to reach their stated goals, although no assurances can be given that they will achieve their goals. Investments in the Funds are not bank deposits and they are not insured by the FDIC or any government agency. The Funds do not represent complete investment programs. You could lose money in the Funds, but you also have the potential to make money.]

     [On side panel: Exchange Privilege: As a convenience, the Funds' shareholders may exchange all or part of their investment in the Funds for the Marsico Shares of Nations Prime Fund ("Marsico Nations Fund"), a money market fund advised by NationsBanc Adviers, Inc. (and not by the Adviser) that invests in a diversified portfolio of high quality money market instruments. The shares of the Marsico Nations Fund are not offered by this Prospectus. For important information on this exchange feature, please see "Exchange Privilege" on p. __ of this Prospectus.


The Principal Investments and Policies of the Funds:

     o The Focus Fund invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential.

     o The Growth & Income Fund invests normally at least 75% of its total assets primarily in the common stocks of large companies that are selected for their growth potential and up to 25% of its total assets in securities that have income potential. The Adviser may shift assets between the growth and income components of the Fund depending on its analysis of relevant market, financial, and economic conditions. However, investors should keep in mind that the Growth & Income Fund is not designed to produce a consistent level of income.

     o The Focus Fund is a "non-diversified" portfolio, which means that it can invest in fewer securities at any one time than diversified portfolios. Conversely, the Growth & Income Fund is a "diversified" portfolio, which means that it is required to invest in the securities of a greater number of companies and other issuers than a non-diversified portfolio. (Please refer to the side panel for more information).

     o Both Funds may invest without limit in foreign securities. These investments may be publicly traded in the United States or on a foreign exchange, and may be bought and sold in a foreign currency. The Adviser generally selects foreign securities on a stock-by-stock basis based on growth potential.

     o Under adverse market conditions or to meet anticipated redemption requests, each Fund may hold cash or cash-equivalents and invest without limit in money market securities, U.S. government obligations and short-term debt securities. Under these circumstances, the Funds may not participate in stock market advances or declines to the extent that they would if they remained more fully invested in common stocks. Both Funds may also purchase high-grade commercial paper, certificates of deposit, and may enter into repurchase agreements.

     [On side panel: "Large Companies": Both Funds invest primarily in the equity securities of large companies that the Adviser believes have earnings growth potential. Large companies are often referred to as "large capitalization" companies because they typically have a market capitalization of $5 billion or more. Market capitalization is calculated by multiplying the number of shares outstanding by the stock price of the company.]

     [On side panel: "Diversified" vs. "Non-Diversified": All mutual funds must elect to be "diversified" or "non-diversified," which will affect the number and size of the positions that they can take in the securities of different issuers. As a "diversified" portfolio, the Growth &
     Income Fund cannot invest, with respect to 75% of its total assets, more than 5% of its total assets in the securities of any issuer. In contrast, as a "non-diversified" portfolio, the Focus Fund cannot invest, with respect to 50% of its total assets, more than 5% of its total assets in the securities of any issuer. As such, the Focus Fund has the ability to take larger positions with respect to a greater number of issuers than the Growth & Income Fund. As a result, the Focus Fund typically will hold the securities of fewer companies than the Growth & Income Fund. Neither Fund may invest more than 25% of its total assets in a single issuer (other than U.S. government securities) and neither Fund may own more than 10% of the outstanding voting shares of any issuer.]


Other Investment Policies of the Funds:

     o Primarily for hedging purposes, the Funds may use options, including options on securities and securities indices, futures, foreign currency contracts.

     o Because income is a part of the Growth & Income Fund's goal, the Adviser may also consider investing up to 25% of its total assets in debt securities, including high-yield bonds, mortgage and asset backed securities, as well as stocks with dividend paying characteristics. As part of this portion of the Growth & Income Fund's portfolio, the Fund may also invest a total of up to 5% of its total assets for non-hedging purposes in options, futures and other types of derivatives, including indexed/structured securities, forward contracts, swap-related products, zero coupon, pay-in-kind, and step coupon securities.

     o Under normal market conditions, the Focus Fund may invest up to 10% of its total assets in all types of fixed income securities and up to 5% of its total assets in high-yield bonds, and mortgage and asset backed securities.

     o Each Fund may invest up to 15% of its net assets in illiquid investments, which are securities that cannot be sold or disposed of quickly in the normal course of business. The Funds may also invest in the securities of other investment companies to a limited extent and intend to do so primarily for cash management purposes.

     [On side panel: Mortgage- and asset-backed securities represent shares in a pool of mortgages or other debt like car loans. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during period of declining interest rates.]

     [On Side panel: High-yield bonds are securities that involve the risk that the issuer may not be able to meet its payment obligation. For this reason, high-yield bonds are given a low to medium credit rating by Moody's (Baa and lower) and Standard & Poors (BBB and lower), and are considered to be mostly speculative in nature.]

The Investment Selection Process Used by the Funds:

     In selecting investments for the Funds, the Adviser uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection.


     o The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment, and the global competitive landscape. In addition, the Adviser also examines such factors as the most attractive global investment opportunities, industry consolidation, and the sustainability of economic trends. As a result of the "top-down" analysis, the Adviser identifies sectors, industries, and companies which should benefit from the overall trends the Adviser has observed.

     o The Adviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment by the Funds, the Adviser focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, and the ability to generate free cash flow); strong management, and reasonable valuations in the context of projected growth rates. This is called bottom-up stock selection.

     o As part of this fundamental, bottom-up research, the Adviser may visit with various levels of a company's management, as well as with its customers, suppliers and competitors. The Adviser also prepares detailed earnings and cash flow models of companies. These models permit the Adviser to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present, and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

     o The Funds' investments generally are anchored by stable growth companies. However, the Funds' portfolios also typically include more aggressive growth companies and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Funds may invest in ceratin companies for relatively short-term periods. Such short-term activity may cause the Funds to incur higher brokerage costs and may produce increased taxable distributions.

The Principal Risks of Investing in the Funds:

Risks in General:

     Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Funds' investments. There is a risk the Adviser will not accurately predict the direction of these and other factors and, as a result, the Adviser's investment decisions may not accomplish what they were intended to achieve. You could lose money investing in the Funds. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Funds.

Common Stocks (Both Funds):

     Both Funds invest primarily in common stocks of large companies, which subjects the Funds and their shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated and the overall risk that the stock markets in which the Funds invest may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.


     Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. Negative performance may affect the earnings growth potential anticipated by the Adviser in picking the individual stocks in the Funds' portfolios.


     There are overall stock market risks that may affect the value of the Funds. Over time, stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Funds' investments may increase and decrease more than these stock markets in general.

Risks of Foreign Investing (Both Funds):

     Both Funds may invest without limit in foreign securities. Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

Fixed Income Investing (Both Funds):

     Credit Risk: The Funds could lose money if the issuer of a fixed income security can not meet its financial obligations or goes bankrupt.

     Interest Rate Risk: The value of a Fund's investments in fixed income securities may fall when interest rates rise.

     High-Yield Securities: High-yield securities, also referred to as "junk bonds," are considered to be more speculative than higher quality securities. They are more susceptible to credit risk than investment-grade securities. This is especially true during periods of economic uncertainty or during economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Risk of Non-Diversification (Focus Fund):

     As previously mentioned, the Focus Fund is a non-diversified portfolio, which means that, at any given time, it may hold fewer securities than portfolios that are "diversified." This increases the risk that the value of the Focus Fund could go down because of the poor performance of a single investment.

Other Risks:

     The Funds may also invest in options, futures and foreign currencies, and may enter into certain types of short sales. If these practices are used by the Funds, the intent would be primarily to hedge the Funds' portfolios. Investors should not regard the possible use by the Funds of these practices as a significant factor in the performance of the Funds or in making their investment decision. Investing for hedging purposes may result in certain transaction costs which may reduce a Fund's performance. In addition, no assurances can be given that each derivative position will achieve a perfect correlation with the security or currency that it is being hedged against.

     As noted above, the Growth & Income Portfolio may invest up to 5% of its total assets in certain derivative instruments for non-hedging purposes. Engaging in such practices may be used to increase returns; however, they sometimes may also reduce returns or increase volatility and exposure.

     [side panel: Year 2000 Issues: While Year 2000 related computer problems could have a negative effect on the Funds, the Adviser is working to avoid any problems associated with Year 2000 issues and to obtain assurances from service providers that they are taking similar steps. However, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date-related information from and after January 1, 2000.]

     [side panel: Euro-Conversion Risk: On January 1, 1999, eleven European countries began conversion to a common currency. Investments traded in the markets in these countries are now denominated in the new currency, referred to as the "Euro." Conversion to the Euro may present certain risks to investments of the Funds held in one of the currencies that is being replaced. The Adviser, however, does not believe that the conversion will have a material impact on the Fund's investments.]

Performance History:

      The bar charts below show each Fund's annual return for 1998, the first full year in which the Funds were operational, together with the best and worst quarters since inception. The accompanying table gives some indication of the risks of an investment in the Funds by comparing each Fund's performance to that of the S&P 500 Index, a widely recognized unmanaged index of stock performance. All presentations below assume reinvestment of dividends and distributions. As with all mutual funds, past results are not an indication of future performance.

--------------------------------------------------------------------------------

Total Return as of 12/31/98     (Funds' inception: 12/31/97)
--------------------------------------------------------------------------------

Focus Fund                               Growth & Income Fund
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
               `98                                     `98
--------------------------------------------------------------------------------
Best Quarter:                            Best Quarter:

Worst Quarter:                           Worst Quarter:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Annual Total Return as of 12/31/98
--------------------------------------------------------------------------------
                                       1 Year (inception 12/31/97)

Focus Fund
--------------------------------------------------------------------------------

Growth & Income Fund
--------------------------------------------------------------------------------

S&P 500 Index
--------------------------------------------------------------------------------

Expenses:

      As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. There are no sales loads or exchange fees associated with an investment in the Funds. Annual fund operating expenses are paid out of the assets of each Fund, so their effect is included in each Fund's share price. Annual Fund operating expenses reflect expenses for the Funds' first fiscal year ended September 30, 1998.

Shareholder Transaction Expenses

                                Focus Fund               Growth & Income Fund
Wire Redemption Fee             $10                      $10
IRA Redemption Fee              $15                      $15


Annual Fund Operating Expenses (as a percentage of average net assets)

                                Focus Fund               Growth & Income Fund
Management Fees                 0.85%                    0.85%
12b-1 Fees (a)                  0.25%                    0.25%
Other Expenses (b)              0.46%                    0.68%
Total Fund Operating Expenses
(after  expense  reimbursement) 1.56%                    1.78%
(c)

(a) The Funds have adopted a Rule 12b-1 plan which allows the Funds to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.25% per year of each Fund's average net assets. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(b) These expenses include custodian, transfer agency and administration fees and other customary Fund expenses.

(c) The Adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Focus Fund's average net assets and 1.50% of the Growth & Income Fund's average net assets until January 1, 2000. This fee waiver is voluntary and may be terminated at any time. For the fiscal year ended September 30, 1998, the Adviser waived a portion of its Management Fee for the Growth & Income Fund, so that the actual Management Fee paid by that Fund was 0.58% of average net assets, reducing total expenses from 1.78% to 1.50%.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example is based on the Annual Fund Operating Expenses described in the table, which do not reflect fee waivers for the Growth & Income Fund during the fiscal year ended September 30, 1998.

This example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                         One Year     Three Years   Five Years    Ten Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Focus Fund               $159          $493          $850          $1,856
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Growth & Income Fund     $181          $560          $964          $2,095
--------------------------------------------------------------------------------

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Funds. Actual expenses may be higher or lower than those reflected above.

                              WHO MANAGES THE FUND

The Investment Adviser

      Marsico Capital Management, LLC (the "Adviser" or "Marsico Capital"), located at 1200 17th Street, Suite 1300, Denver, CO 80202, serves as the investment adviser to the Funds under an Investment Advisory and Management Agreement (the "Agreement") with The Marsico Investment Fund (the "Trust"). The Agreement provides that the Adviser will furnish continuous investment advisory and management services to the Funds. Marsico Capital was organized in September 1997 as a registered investment adviser. In addition to the Funds, Marsico Capital provides investment management services to other mutual funds and private accounts and, as of _______, 1998, had approximately $___ billion under management. Thomas F. Marsico is Chairman and Chief Executive Officer of the Adviser.

      The Adviser manages the investment portfolios of the Funds, subject to policies adopted by the Trust's Board of Trustees. Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Funds. Marsico Capital also pays the salaries and fees of all officers and trustees of the Trust who are also officers, directors, or employees of Marsico Capital. The Trust pays the salaries and fees of all other trustees of the Trust. For its services, the Adviser receives a fee of 0.85% per year of the average daily net assets of each Fund.

The Portfolio Manager

      Mr. Marsico manages the investment program of the Funds and is primarily responsible for the day-to-day management of the Funds' portfolios. Mr. Marsico has 19 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital, Mr. Marsico served as the Portfolio Manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth & Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

                           HOW TO BUY AND SELL SHARES


Pricing of Fund Shares

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of a Fund's assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the Exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund's transfer agent, Sunstone Financial Group, Inc. (the "Transfer Agent"). The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds' Board of Trustees. The Funds may use pricing services to determine market value.

Instructions For Opening and Adding to an Account

TO OPEN AN ACCOUNT                          TO ADD TO AN ACCOUNT
   By Mail                                        By Mail
--------------------------------------------------------------------------------
Complete and sign the Account               Complete the investment slip that
Application or an IRA Application.          is included in your account
                                            statement, and write your account
Make your check payable to either the       number on your check.  If you no
Marsico Focus Fund or the Marsico           longer have your investment slip,
Growth & Income Fund.                       please reference your name, account
                                            number, and address on your check.
o  For IRA accounts, please specify
   the year for which the contribution      Mail the slip and the check to:
   is made.
                                            The Marsico Funds
Mail your application and check to:         c/o Sunstone Financial Group, Inc.
The Marsico Funds                           P.O. Box 3210
c/o Sunstone Financial Group, Inc.          Milwaukee, WI  53201-3210
P.O. Box 3210
Milwaukee, WI  53201-3210

By overnight courier, send to:
The Marsico Funds
c/o Sunstone Financial Group, Inc.
207 East Buffalo Street
Suite 315
Milwaukee, WI  53202
   By Telephone                                By Telephone
-----------------------------------------   ------------------------------------
Telephone transactions may not be used      You  must  select  this  service  on
for initial purchases.                      your  account   application   before
                                            making    your    first    telephone
                                            transaction.   Thereafter,  you  may
                                            call   1-888-860-8686   to  purchase
                                            shares  in  an   existing   account.
                                            Investments  made will be  effective
                                            at the net asset value next computed
                                            after your  instruction  is accepted
                                            by the transfer agent.

   By wire
-----------------------------------------   ------------------------------------
   Call 1-888-860-8686 for instructions and to obtain an investor account number or an IRA account number prior to wiring the funds.

Send your investment to UMB Bank, N.A.      Send your investment to UMB Bank,
with these instructions:                    N.A. with these instructions:
o     UMB Bank, N.A.                        o     UMB Bank, N.A.
o     ABA#: 101000695                       o     ABA#: 101000695
o     For Credit to the Marsico Funds       o     For Credit to the Marsico
o     A/C#: 987-085-8118                       Funds
o     For further credit to: investor       o     A/C#: 987-085-8118
   account number or IRA account            o     For further credit to:
   number; name(s) of investor(s): SSN         investor account number; name(s)
   or TIN; name of Fund to be purchased.       of investor(s): SSN or TIN; name
                                               of Fund to be purchased.



Automatic Services
-----------------------------------------   ------------------------------------
With an initial investment indicate on your application which of the automatic service(s) described on p.___ you want.
Return  your  application  with your
investment.



To open a Marsico Nations account, please see the attached prospectus and follow the applicable instructions.

Telephone and Wire Transactions

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. With respect to purchases made by telephone, the Funds and their agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, the Funds will not be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption.

If you purchase your initial shares by wire, the Transfer Agent must first have received a completed Account Application and issued an account number to you. The account number must be included in the wiring instructions set forth above. The Transfer Agent must receive your Account Application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Funds receive a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions. If the Transfer Agent is notified no later than 3:00 p.m. Eastern time of the wire instructions, and the wired funds are received by the Transfer Agent no later than 5:00 p.m. Eastern time, then the shares purchased will be priced at the NAV determined on that business day. If the wire is not received by 5:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Additional Purchase Information

If you contemplate needing to exchange or redeem your investment shortly after your purchase, you should purchase shares by wire. The Funds may hold redemption proceeds until the proceeds used to purchase shares have been collected (e.g. your check has cleared, or your ACH payments have been received.). See _______.

If you fail to provide and certify to the accuracy of your social security number or tax identification number, the Funds will be required to withhold 31% of all dividends, distributions and payments, including redemption proceeds.

Please note that the Funds are offered and sold only to persons residing in the United States or Puerto Rico. Applications will only be accepted if they contain a U.S. or Puerto Rico address. This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Funds in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.

The Funds will not accept your Purchase Application if you are investing for another person as attorney-in-fact. The Funds will not accept accounts with "Power of Attorney" or "POA" in the registration section of the Purchase Application.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to Transfer Agent or for any incomplete ACH or other electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons. You will also be responsible for any losses suffered by the Funds as a result. The Funds reserve the right to reject any purchase order for Fund shares.

[Side Bar:
Investments Made through Financial Service Agents

If you invest through a financial services agent (rather than directly with the Funds through the Transfer Agent), the policies and fees may be different than those described here. Financial advisers, financial supermarkets, and other financial services agents may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial services agent if you have any questions. Your Financial Services Agent is responsible for transmitting your orders in a timely manner.

Certain Financial Service Agents may enter into agreements with the Funds or their agents which permit them to confirm orders on behalf of customers by phone, with payment to follow later, in accordance with the Transfer Agent's procedures. If payment is not received within the time specified, the transaction may be rescinded, and the Financial Service Agent will be held liable for any resulting fees or losses.]

            ----------------------------------------------------------
            Minimum investments
                                              Initial     Additional
            ----------------------------------------------------------
            Regular accounts                  $2,500         $100
            Traditional IRAs, and IRA         $1,000         $100
            Rollovers
            Spousal IRAs                        $500         $100
            Roth IRAs                         $1,000       $1,000
            SEP-IRAs                            $500         $100
            Gifts to minors                     $500          $50
            Automatic Investment Plans        $1,000          $50

Instructions For Selling Fund Shares

TO SELL SHARES
   By Mail
-----------------------------------------------
Write a letter of instruction that includes:       For specific  information  on
o     the  name(s)  and  signature(s)  of  all     how to redeem  your  account,
   account owners                                  and   to   determine   if   a
o     your account number                          signature  guarantee or other
o     the fund name                                documentation   is  required,
o     the  dollar or share  amount you want to     please  call toll free in the
   sell                                            U.S.
o     how and where to send the proceeds
o     if redeeming from your IRA,  please note            1-888-860-8686
   applicable withholding requirements

Obtain a signature guarantee or other
documentation, if required.

Mail your request to:

The Marsico Funds
c/o Sunstone Financial Group, Inc.
P. O. Box 3210
Milwaukee, WI  53201-3210

By overnight courier, send to:

The Marsico Funds
c/o Sunstone Financial Group, Inc.
207 East Buffalo Street
Suite 315
Milwaukee, WI  53202
   By Telephone
-----------------------------------------------
o  You must select this service in writing
   before  making your first  telephone
   redemption. Thereafter, you may redeem
   Fund shares by calling 1-888-860-8686.
   Redemption  proceeds  will  be  mailed
   directly  to you  or  wired  to  your
   predesignated bank account.
o  You may  redeem as little as $500 and as
   much as $50,000 by telephone redemptions.
o  Unless you decline telephone privileges
   on your account application, as long as
   the Funds  take  reasonable  measures to
   verify  the  order, you may be responsible
   for any fraudulent telephone order.
-----------------------------------------------
Systematic   Withdrawal   Plan   Call   us  to
request a Systematic Withdrawal Plan. It may be set-up over the phone or by letter of instruction.

As explained under "How to Exchange Shares," shareholders in the Funds may exchange all or part of their investment for shares of the Marsico Nations Fund.
To redeem shares from the Marsico Nations Fund,   please  see  the  attached
prospectus and follow the appropriate instructions. Please note that when redeeming less than all of your shares of the Marsico Nations Fund, your proceeds will exclude accrued and unpaid income from the Marsico Nations Fund through the date of the redemption. When redeeming your entire balance from the Marsico Nations Fund, accrued income will automatically be paid to you when the income is collected and paid from the Marsico Nations Fund, at the end of the month.

Additional Redemption Information

Payment of Redemption Proceeds

You may sell shares at any time. Your shares will be sold at the next net asset value per share calculated after your order is accepted by the Transfer Agent. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. Payment of the redemption proceeds for shares of the Funds where you request wire payment will normally be made in federal funds on the next business day.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 15 calendar days. This procedure is intended to protect the Funds and their shareholders from loss.

The Transfer Agent will wire redemption proceeds only to the bank and account designated on the Purchase Application or in written instructions subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. The Transfer Agent currently charges a $10 fee for each payment by wire of redemption proceeds, which will be deducted from your redemption proceeds.

If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic service currently in effect for the account will be terminated unless you indicate otherwise in writing.

Signature Guarantees

A signature guarantee of each owner is required to redeem shares in the following situations: (i) if you change ownership on your account; (ii) when you want the redemption proceeds sent to a different address than that registered on the account; (iii) if the proceeds are to be made payable to someone other than the account's owner(s); (iv) any redemption transmitted by federal wire transfer to a bank other than your bank of record; and (v) if a change of address request has been received by the Transfer Agent within the last 15 days. In addition, signature guarantees are required for all redemptions of $50,000 or more from any shareholder account.

Signature guarantees are designed to protect both you and the Fund from fraud. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission. Notaries public cannot provide signature guarantees.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust and institutional accounts, and executors, administrators, and guardians, require documents in addition to those described above, documents evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Funds at 1-888-860-8686 before making the redemption request to determine what additional documents are required.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Funds at 1-888-860-8686 before making your request to determine what additional documents are required.

Redemption Initiated by the Funds

If your account balance falls below $500, your Fund may ask you to increase your balance. If your account balance is still below $500 after 30 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by the Funds will not apply if the value of your account drops below $500 because of market performance

How to Exchange Shares

      You may exchange all or a portion of your investment from one Marsico Fund to another. Any new account established through an exchange will have the same privileges as your original account and will also be subject to the minimum investment requirements described above. Aside from this requirement, there is a $500 minimum for exchanging shares under the program. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative net asset values of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

     In addition to your ability to exchange all or a portion of your investment between the Funds, you may also exchange Fund shares for shares of the Marsico Nations Fund. If you are purchasing the Funds' shares directly from the Fund through Sunstone Distribution Services, LLC, a current prospectus for the Marsico Nations Fund is attached to this Prospectus. Otherwise, please call _______________ for a copy of that Fund's Prospectus. Please read the prospectus before making an exchange into the Marsico Nations Fund. This exchange privilege is offered as a convenience to the Funds' shareholders. Please note that when exchanging from a Fund to the Marsico Nations Fund, you will begin accruing income from the Marsico Nations Fund the day following the exchange. When exchanging less than all of the balance from the Marsico Nations Fund to the Focus Fund or the Growth & Income Fund, your exchange proceeds will exclude accrued and unpaid income from the Marsico Nations Fund through the date of exchange. When exchanging your entire balance from the Marsico Nations Fund, accrued income will automatically be exchanged into the Fund you are exchanging into when the income is collected and paid from the Marsico Nations Fund, at the end of the month.

[Side Bar:
More information about the Exchange Privilege:

     o The Funds are intended as long-term investment vehicles and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Funds' performance and shareholders. Therefore, the Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively (more than 6 times each year). This policy does not apply to investors who have elected to participate in the Automatic Exchange Program, described on page __.

     o The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.


[Side Bar:
During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed under Instructions for Opening and Adding to an Account, page __.

[Side Bar:
About the Marsico Nations Fund

     o Please be sure to read the attached prospectus before investing in the Marsico Nations Fund.

     o The Marsico Nations Fund seeks current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in a diversified portfolio of high quality money market instruments with remaining maturities of 397 days or less from the date of purchase.

     o The Marsico Nations Fund is managed by NationsBanc Advisors, Inc. and not by the Adviser. Stephens Inc. is the distributor of the Marsico Nations Fund's shares.]

Retirement Services Plan

The Funds offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on establishing retirement accounts and for a complete list of retirement accounts offered, please call 1-888-860-8686. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The retirement plans currently available to Shareholders of the Funds include:

Traditional IRA and IRA Rollovers: an individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Rollovers are not deductible. Assets can grow tax-free; distributions are taxable as income.

Spousal IRA: an IRA funded by a working spouse in the name of a non-earning spouse.

SEP-IRA: an individual retirement account funded by employer contributions. Your assets grow tax-free and distributions are taxable as income.

Gift to minors: an account established for the benefit of a minor with an adult administering the account.

Roth IRA: an IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

403(b): an arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax deferred account.

Automatic Services for Fund Investors


Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and an amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-888-860-8686.

            -------------------------------------------------------

            For investing

            Automatic           For making automatic investments
            Investment Plan     from a designated bank account.

            Dividend            If the investor does not specify
            Reinvestment        an election, all income dividends
                                and capital gains distributions
                                will be automatically reinvested
                                in shares of the Funds.

            Payroll Direct      Plan For making automatic investments
            Deposit             from your payroll check.

            For investing and for selling shares

            Automatic           For making regular exchanges from one
            Exchange Plan       Marsico Fund into another or between a
                                Marsico Fund and the Marsico Nations Fund

            For selling shares

            Systematic          For making regular withdrawals
            Withdrawal Plan     from the Marsico Funds.


Shareholder Communications

Account statements. Every quarter, Marsico investors automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmation   Notices.   Confirmation   Statements  will  be  sent  after  each
transaction that affects your account balance or account registration.

Regulatory Mailing. Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce fund expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Dividends and Distributions

      The Funds intend to pay distributions on an annual basis. You may elect to reinvest income dividends and capital gain distributions in shares of the Funds or receive these distributions in cash. Dividends and any distributions from the Funds are automatically reinvested in the Funds at NAV, unless you elect to have dividends of $10 or more paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

      If you are interested in changing your election, you may call the Transfer Agent at 1-888-860-8686 or send written notification to The Marsico Investment Fund, P.O. Box 3210, Milwaukee, WI 53201-3210.

Taxes

      Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by a Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the Fund's shareholders as ordinary income. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.

      Distributions by a Fund of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

      Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, redemption or exchange. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange, or redemption, and how long the shares were held.

      A dividend or capital gains distribution declared by a Fund in October, November or December, but paid during January of the following year will be considered to be paid on December 31 of the year it was declared.

      If the value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them.

      Shareholders will be advised annually as to the federal tax status of dividends and capital gain distributions made by each Fund for the preceding year. Distributions by the Funds generally will be subject to state and local taxes.

      Additional tax information may be found in the Statement of Additional Information. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

                              FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand the Fund's financial performance and other financial information for the fiscal period ended September 30, 1998. Certain information reflects financial results for a single Fund share. "Total return" shows how much an investment in each Fund increased from December 31, 1997, the date of inception for the Funds,
through   September   30, 1998   assuming   reinvestment   of  all   dividends
and distributions. This information has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.

The Marsico Investment Fund
Period Ended September 30, 1998*

Financial Highlights
For a Fund Share Outstanding Throughout the Period.

                                                  Growth &
                                                 Focus Fund       Income Fund

Net Asset Value, Beginning of Period                $10.00            $10.00

Income from Investment Operations
Net investment loss                                  (0.01)            (0.01)
Net realized and unrealized gains on investments      2.37              1.55
                                                   -------------------------
Total from investment operations                      2.36              1.54
Net Asset Value, End of Period                      $12.36            $11.54
Total Return1                                        23.60%            15.40%

Supplemental Data and Ratios
Net assets, end of period (000s)                  $858,257          $263,519
Ratio of expenses to average net assets, less
   waivers and before expenses paid
   indirectly2, 3                                    1.56%             1.51%
Ratio of net investment loss to average net assets,
   net of waivers and expenses paid indirectly2      (0.27)%           (0.14)%
Ratio of expenses to average net assets, before
   waivers and expenses paid indirectly2              1.56%             1.78%
Ratio of net investment loss to average net assets,
   before waivers and expenses paid indirectly2      (0.27)%           (0.41)%
Portfolio turnover rate1                               170%              141%

1  Not annualized
2  Annualized
3 The ratio of Net Expenses to average net assets was 1.56% and 1.50% for the Focus Fund and the Growth & Income Fund, respectively. Net Expenses represent Total Expenses less waiver of fees and expenses paid indirectly.

*From December 31, 1997 (commencement of operations).

[Inside Back Cover]

The Marsico Investment Fund
The Marsico Focus Fund
The Marsico Growth & Income Fund

Investment Adviser
Marsico Capital Management, LLC

Administrator
Sunstone Financial Group, Inc.

Distributor
Sunstone Distribution Services, LLC.

Counsel
Dechert Price & Rhoads

Independent Accountants
PricewaterhouseCoopers LLP

Transfer and Dividend Disbursing Agent
Sunstone Financial Group, Inc.

Custodian
State Street Bank and Trust Company

                              [Outside Back Cover]


(Logo)
THE MARSICO INVESTMENT FUND
SEC file number 811-8397

Marsico Focus Fund
Marsico Growth & Income Fund


            Where to go for more information
            You will find more information about the Marsico Focus Fund and the Marsico Growth & Income Fund in the following documents:

            Annual and semi-annual reports
            Our annual and semi-annual reports list the holdings in each Fund, describe Fund performance, include financial statements for the Funds, and discuss the market conditions and strategies that significantly affected the Funds' performance.

            Statement of Additional Information
            The SAI contains additional and more detailed information about each Fund, and is considered to be a part of this Prospectus.


            There are three ways to get a copy of these documents:

            1. Call or write for one, and a copy will be sent without charge.

            The Marsico Investment Fund
            P.O. Box 3210
            Milwaukee, WI  53201-3210
            1-888-860-8686
            www.marsicofunds.com

            2. Call or write to the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below.

            Public Reference Section of the SEC
            Washington, D.C.  20549-6009
            1-800-SEC-0330

            3. Go to the SEC's website (www.sec.gov) and download a free text-only version.

                          THE MARSICO INVESTMENT FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY [ ], 1999



         This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for The Marsico Investment Fund dated January [ ], 1999, as amended from time to time, a copy of which may be obtained without charge by calling 1-888-860-8686 or writing to Sunstone Financial Group, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210.

                                TABLE OF CONTENTS




INVESTMENT OBJECTIVES AND POLICIES.........................................2


TYPES OF SECURITIES AND INVESTMENT TECHNIQUES..............................4


TRUSTEES AND OFFICERS.....................................................23


INVESTMENT ADVISORY AND OTHER SERVICES....................................25


DISTRIBUTION PLAN.........................................................26


PORTFOLIO TRANSACTIONS AND BROKERAGE......................................27


PERFORMANCE INFORMATION...................................................28


TAX STATUS................................................................29


NET ASSET VALUE...........................................................33


CAPITAL STRUCTURE.........................................................35


HOW TO BUY AND SELL SHARES................................................35


HOW TO EXCHANGE...........................................................37


FINANCIAL STATEMENTS......................................................38


DISTRIBUTION..............................................................49


SERVICE PROVIDERS.........................................................49


APPENDIX - A: GLOSSARY OF INVESTMENT TERMS...............................A-1


APPENDIX - B: RATINGS OF INVESTMENT SECURITIES...........................B-1

                                  INTRODUCTION


                       INVESTMENT OBJECTIVES AND POLICIES


         The Marsico Focus Fund ("Focus Fund") is a non-diversified fund that seeks long-term growth of capital.

         The Marsico Growth & Income Fund ("Growth & Income Fund") is a diversified fund that seeks long-term capital growth with a limited emphasis on income. The Growth & Income Fund places a stronger emphasis on the growth objective and normally invests at least 75% of its total assets in equity securities selected primarily for their growth potential and up to 25% of its total assets in securities that have income potential.

FUNDAMENTAL INVESTMENT RESTRICTIONS

         As  indicated  in the  Prospectus,  the Funds are  subject  to  certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund) are present or represented by proxy. As fundamental policies, each Fund may not:

                  (1) Invest 25% or more of the value of their  respective total
         assets  in  any  particular   industry  (other  than  U.S.   government
         securities).

                  (2) Invest directly in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

                  (3) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Funds from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

                  (4) Lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

                  (5) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

                  (6) Issue senior securities, except as permitted under the Investment Company Act of 1940.

                  (7) Borrow money, except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts. Neither Fund will purchase securities while its borrowings exceed 5% of that Fund's total assets.

         In addition to the foregoing, as a fundamental policy, the Growth & Income Fund may not own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, the value of the holdings of the Growth & Income Fund in the securities of such issuer exceeds 5% of the value of the Growth & Income Fund's total assets.

         As a fundamental policy, the Focus Fund may not own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, the value of the holdings of the Focus Fund in the securities of such issuer exceeds 5% of the value of the Focus Fund's total assets.

ADDITIONAL INVESTMENT RESTRICTIONS

         The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

                  (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

                  (b) The Funds do not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

                  (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

                  (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guaranteed positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

                  (e) The Funds do not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, ("Rule 144A Securities"), or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

                  (f) The Funds may not invest in companies for the purpose of exercising control of management. For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the Securities and Exchange Commission ("SEC").

         Except as otherwise noted herein and in the Funds' prospectus, a Fund's investment objectives and policies may be changed by a vote of the Trustees without a vote of shareholders.


                  TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

ILLIQUID INVESTMENTS

         Each Fund may invest up to 15% of its net assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. A Fund may be unable to dispose of its holdings in illiquid securities at acceptable prices and may have to dispose of such securities over extended periods of time. Marsico Capital will take reasonable steps to bring a Fund into compliance with this policy if the level of illiquid investments exceeds 15%. Each Fund may invest in (i) securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) securities that are sold in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Such securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by a Fund or less than their fair value and in some instances, it may be difficult to locate any purchaser. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. Securities which are freely tradable under Rule 144A may be treated as liquid if the Trustees of the Fund are satisfied that there is sufficient trading activity and reliable price information. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund's portfolio to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such 144A securities.

See Appendix A for risks associated with certain other investments.

         The Trustees have authorized Marsico Capital Management, LLC ("Marsico Capital") to make liquidity determinations with respect to its securities, including Rule 144A Securities and commercial paper. Under the guidelines established by the Trustees, Marsico Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Marsico Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

         Each Fund may invest up to 5% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. BECAUSE A FUND WILL NOT RECEIVE CASH PAYMENTS ON A CURRENT BASIS IN RESPECT OF ACCRUED ORIGINAL-ISSUE DISCOUNT PAYMENTS, IN SOME YEARS THAT FUND MAY HAVE TO DISTRIBUTE CASH OBTAINED FROM OTHER SOURCES IN ORDER TO SATISFY THE DISTRIBUTION REQUIREMENTS UNDER THE CODE. A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

         Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

PASS-THROUGH SECURITIES

         The Growth & Income Fund and the Focus Fund may invest up to 25% and 5% of their respective total assets in various types of pass-through securities, such as mortgage-backed securities and asset-backed securities. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass- through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

         Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

         Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble GNMA Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

         Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for a specified period of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that a Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

OTHER INCOME-PRODUCING SECURITIES

         Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

         VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

         STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

         TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

         INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Funds will not invest more than 5% of their respective net assets in inverse floaters.

         The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

         FUTURES CONTRACTS. To the extent described in the Prospectus, each Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Marsico Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.

         The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

         Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

         A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

         If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund's interest rate futures contract would increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.

         Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be adversely affected by entering into such contracts if the portfolio manager's investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

         The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

         Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

         Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

         OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

         The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

         FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

         The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

         These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

         The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

         While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

         OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

         Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

         The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

         The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

         OPTIONS ON SECURITIES. In an effort to increase current income, the Growth & Income Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Growth & Income Fund may write and buy options on the same types of securities that the Fund may purchase directly.

         A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

         The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.
Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then-current market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

         A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is a less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

         An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

         The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

         A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

         EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         SWAPS AND SWAP-RELATED PRODUCTS. The Growth & Income Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Marsico Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardizing swap documentation. Marsico Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

         ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ADDITIONAL DERIVATIVE INSTRUMENT RISKS

Additional risks inherent in the use of derivative instruments include:

       o the risk that interest rates, securities prices and currency markets will not move in the direction that the Portfolio Manager anticipates;
       o imperfect correlation between the price of derivative instruments and movement in the prices of the securities, interest rates or currencies being hedged;
       o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
       o inability to close out certain hedged positions to avoid adverse tax consequences;
       o the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;
       o leverage risk, or the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and
       o particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

Although the Funds believe the use of derivative instruments will benefit the Funds, the Funds' performance could be worse than if the Funds had not used such instruments if the Portfolio Manager's judgment proves incorrect. When a Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as a Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.


SHORT SALES

         Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that a Fund has the right to obtain, for delivery at a specified date in the future, without the payment of additional cost. A Fund will enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

DEPOSITARY RECEIPTS

         The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed- upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to- market daily) of the underlying security or "collateral." A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities decline before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Marsico Capital.

         A Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Marsico Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested
proceeds  is  less  than  the  expense  of  the  reverse  repurchase   agreement
transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

HIGH-YIELD/HIGH-RISK SECURITIES

         The Growth & Income Fund and the Focus Fund may invest up to 25% and 5% of their respective total assets in debt securities that are rated below investment grade (i.e., securities rated BB or lower by Standard & Poor's
Ratings Services ("Standard &Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Lower-rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. The Funds will not purchase debt securities rated lower than "CCC-" by Standard & Poor's or "Caa" by Moody's.

         Each Fund may invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated debt securities will be included in the stated limit for investments in high-yield investments by each Fund unless the portfolio manager deems such securities to be the equivalent of investment grade securities.

         FINANCIAL AND MARKET RISKS. Investments in high-yield/high risk securities involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. High-yield securities are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. Issuers of such securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

         DISPOSITION OF PORTFOLIO SECURITIES. Although the Funds generally will purchase securities for which the portfolio manager expects an active market to be maintained, high-yield/high-risk securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any securities to amounts that the portfolio manager believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

         CREDIT RISK. The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

GENERAL CHARACTERISTICS OF FOREIGN SECURITIES.

         Foreign securities involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of issue, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, foreign securities purchased by the Funds may be subject to greater price fluctuation than securities of U.S. companies.

         Most foreign stock markets are not as large or liquid as in the United States, fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Investors should recognize that foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Foreign governments can also levy confiscatory taxes, expropriate assets, and limit repatriations of assets. Typically, there is less publicly available information about a foreign company than about a U.S. company, and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. It may be more difficult for the Funds' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Because investments in foreign securities will usually involve currencies of foreign countries, and because the Funds may hold foreign currencies, the value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts or purchasing or writing put or call options on foreign currencies.

INVESTMENTS IN THE SHARES OF OTHER INVESTMENT COMPANIES

         To a limited extent, each Fund may purchase securities of other investment companies. The Adviser does not expect either Fund to invest more than 5% of its total assets is shares issued by other investment companies and, in no instance, will such investments exceed the levels set forth in Section 12(d)(1)(A) of the 1940 Act. The Adviser anticipates investing in shares of other investment companies primarily as a means to invest cash in funds consisting of short-term money market instruments and U.S. government securities. To the extent that the Funds invest in other investment companies, the Funds may incur duplicate investment advisory and other fees.

                              TRUSTEES AND OFFICERS

         The business and affairs of the Funds are managed under the direction of the Board of Trustees. The Trustees and Officers of the Funds and their principal occupations during the past five years are set forth below.



                                                                         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
      NAME, ADDRESS AND AGE            POSITIONS HELD WITH THE FUND                          YEARS
================================== ===================================== ============================================

Thomas F. Marsico (1)              Trustee, President, Chief Executive   Chairman and Chief Executive Officer,
1200 17th Street                     Officer, and Chief Investment         Marsico Capital Management, LLC
Suite 1300                           Officer                               (September 1997 - present); Executive
Denver, CO  80202                                                          Vice President, Janus Investment Fund
DOB:  1955                                                                 (1990 - 1997).

Barbara M. Japha (1)               Trustee, Vice President, and          President and General Counsel, Marsico
1200 17th Street                     Secretary                             Capital Management, LLC (September 1997
Suite 1300                                                                 - present); Law, U S WEST, Inc.
Denver, CO  80202                                                          (September 1989 - September 1997)
DOB:  1953

J. Jeffrey Riggs (1)               Trustee                               President, Essex Financial Group, Inc.
8400 East Prentice Avenue                                                  (Commercial Mortgage Bank) (More than
Suite 1310                                                                 five years); Principal, Metropolitan
Englewood, CO  80111                                                       Homes, Inc. (January 1992 - Present);
DOB:  1953                                                                 Principal, Baron Properties, LLC
                                                                           (January 1997 - Present).

Rono Dutta                         Trustee                               Senior Vice President - Planning, United
1200 E. Algonquin Road                                                     Airlines (November 1994 - Present);
Elk Grove Village, IL  60007                                               other positions with United Airlines
DOB:  1951                                                                 (1985 - 1994); previously, manager for
                                                                           planning, Bell & Howell, and management
                                                                           consultant, Booz, Allen and Hamilton.

Theodore S. Halaby                 Trustee                               Partner, Halaby, Cross, & Schluter
1873 South Ballaire                                                        (law firm) (October 1998 - present);
Suite 1400                                                                 Partner, Halaby, Cross, Lichty &
Denver, CO  80222                                                          Schluter (law firm) (January 1996 -
DOB:  1940                                                                 September 1998); Partner, Halaby, Cross,
                                                                           Lichty, Schluter & Buck(law firm)
                                                                           (October 1994 - December 1995); Partner,
                                                                           Halaby, McCrea & Cross (law firm)(more
                                                                           than five years).

Walter A. Koelbel, Jr.             Trustee                               President, and other positions, Koelbel
5291 Yale Circle                                                           and Company (Real Estate Development
Denver, CO  80222                                                          Company) (December 1976 - present)
DOB:  1952

Larry A. Mizel                     Trustee                               President, M.D.C. Holdings, Inc.
Suite 900                                                                  (Homebuilding and Mortgage Banking)
3600 South Yosemite Street                                                 (March 1996 - present); Chairman and
Denver, CO  80237                                                          Chief Executive Officer, M.D.C.
DOB:  1942                                                                 Holdings, Inc. (More than five years.

Michael D. Rierson                 Trustee                               Vice President, University Advancement at
P. O. Box 248073                                                           University of Miami (September 1998 -
Coral Gables FL  33124                                                     present); Associate Dean, Kenan-Flagler
DOB:  1952                                                                 Business School at University of North
                                                                           Carolina at Chapel Hill (November
                                                                           1993- September 1998); Various
                                                                           positions at Duke Univesity, Durham, N.C.
                                                                           (October 1983 - November 1993).

--------------------

(1) Trustees who are "interested persons" of the Funds, as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trustees of the Funds who are officers or employees of the investment adviser receive no remuneration from the Funds. Each of the other Trustees is paid an annual retainer of $12,000 and a fee of $1,000 for each meeting attended and is reimbursed for the expenses of attending meetings.



                                                                         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
      NAME, ADDRESS AND AGE            POSITIONS HELD WITH THE FUND                          YEARS
================================== ===================================== ============================================
Christopher J. Marsico             Vice President, Treasurer, and        Vice President and Chief Operating
1200 17th Street                     Chief Financial Officer               Officer, Marsico Capital Management, LLC
Suite 1300                                                                 (September 1997 - Present); Vice
Denver, CO  80202                                                          President, Corporate Development, U S
DOB:  1961                                                                 WEST, Inc. (February 1997 - September 1997);
                                                                           Vice President, US West Capital Corporation
                                                                           (January 1996 - January 1997); Vice
                                                                           President, US WEST Financial Services, Inc.
                                                                           (March 1986 - December 1996).

Christie L. Austin                 Assistant Treasurer                   Vice President and Chief Financial
1200 17th Street                                                           Officer, Marsico Capital Management, LLC
Suite 1300                                                                 (October 1997 - Present); President and
Denver, CO  80202                                                          Chief Financial Officer, Englewood
DOB:  1956                                                                 Mortgage Corporation (October 1986 -
                                                                           September 1997).

Sander M. Bieber                   Assistant Secretary                   Partner, Dechert Price & Rhoads (law firm)
1500 K Street, NW                                                          (more than five years).
Washington, DC  20005
DOB:  1950




                                          COMPENSATION RECEIVED FROM FUNDS
                                              AS OF SEPTEMBER 30, 1998
----------------------------- --------------------- --------------------- -------------------- ----------------------
                                                         Pension or
                                   Aggregate        Retirement Benefits    Estimated Annual
                               Compensation From     Accrued As Part of      Benefits Upon      Total Compensation
                                   the Funds          Funds' Expenses         Retirement            From Funds

----------------------------- --------------------- --------------------- -------------------- ----------------------
Thomas F. Marsico                     $ 0                   $ 0                   $ 0                   $ 0
Barbara M. Japha                      $ 0                   $ 0                   $ 0                   $ 0
J. Jeffrey Riggs                 $ 15,000                   $ 0                   $ 0              $ 15,000
Rono Dutta                        $ 4,000                   $ 0                   $ 0               $ 4,000
Theodore S. Halaby               $ 14,000                   $ 0                   $ 0              $ 14,000
Walter A. Koelbel, Jr.           $ 16,000                   $ 0                   $ 0              $ 16,000
Larry A. Mizel                   $ 14,000                   $ 0                   $ 0              $ 14,000
Michael D. Rierson                    $ 0                   $ 0                   $ 0                   $ 0

----------------------------- --------------------- --------------------- -------------------- ----------------------



As of September 30, 1998, the Trustees and Officers of the Trust owned ___ % and ___% of the outstanding shares of the Focus Fund and Growth & Income Fund, respectively.

As of September 30, 1998, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of either Fund.

          Focus Fund:

          Growth & Income Fund:

                     INVESTMENT ADVISORY AND OTHER SERVICES


         INVESTMENT ADVISORY AGREEMENT. The Adviser of the Funds is Marsico Capital Management, LLC. Under the terms of the Advisory Agreement, Marsico Capital furnishes overall investment management for the Funds, provides research and credit analysis, oversees the purchase and sales of portfolio securities, maintains books and records with respect to the Funds' securities transactions and provides periodic and special reports to the Board of Trustees as required.

         For the advisory services provided and expenses assumed by it, the Adviser has agreed to a fee from each Fund, computed daily and payable monthly, at an annual rate of 0.85% of average daily net assets. For the year ended September 30, 1998, the Adviser was paid $2,590,083 by the Focus Fund and $774,854 by the Growth & Income Fund, of which $249,672 was waived.

         The Investment Advisory Agreement, with respect to each Fund, will continue in effect for a period of two years from its effective date, unless a period of shorter duration is agreed to by the Trust and the Adviser. If not sooner terminated, the Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) with respect to a Fund, the vote of a majority of the outstanding voting securities of that Fund, or (ii) the vote of a majority of the Board of Trustees. The Advisory Agreement is terminable by vote of the Board of Trustees, or with respect to a Fund, by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days' written notice to the Adviser. The Adviser may also terminate its advisory relationship with a Fund without penalty on 90 days' written notice to the Trust. The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).


         In November 1998, BankAmerica Corp. announced that its NationsBank, N.A. subsidiary was exercising its option to acquire a 50% ownership interest in the Adviser. This transaction is subject to regulatory approval, the approval by the Funds' shareholders of new investment management agreements between the Adviser and the Trust, and the approval of the shareholders of the other investment companies for which Marsico Capital serves as investment adviser. If the transaction is consummated, NationsBank, N.A. will be deemed to have a controlling interest in Marsico Capital, although the day-to-day investment operations of Marsico Capital are expected to remain substantially the same. The transaction is expected to be completed during the first quarter of 1999.


         ADMINISTRATION AGREEMENT. Pursuant to an Administration Agreement (the "Administration Agreement"), Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, WI, 53202, prepares and files all federal income and excise tax returns and state income tax returns (other than those required to be made by the Trust's Custodian or Transfer Agent), oversees the Trust's insurance relationships, reviews drafts of the Trust's registration statement and proxy statements, prepares securities registration compliance filings pursuant to state securities laws, compiles data for and prepares required notices and reports to the Securities and Exchange Commission, prepares financial statements for annual and semiannual reports to investors, monitors compliance with the Funds' investment policies and restrictions, prepares and monitors the Funds' expense accruals and causes all appropriate expenses to be paid from Fund assets, monitors the Funds' status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, maintains and/or coordinates with the other service providers the maintenance of the accounts, books and other documents required pursuant to Rule 31a-1 under the 1940 Act and generally assists in the Trust's administrative operations. The Administrator, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Funds a fee, computed daily and payable monthly, based on the Funds' average net assets at the annual rate beginning at 0.14% and decreasing as the assets of each Fund reach certain levels, subject to a minimum fee of $62,500 per Fund. For the year ended September 30, 1998, the Administrator received fees under the Administration Agreement of $168,841 from the Focus Fund and $96,299 from the Growth & Income Fund.


         The Trust pays all of its own expenses, including without limitation, the cost of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, advisory and administration fees, costs of organization and maintenance of corporate existence, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, costs of meetings of shareholders, fees paid to trustees who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Trust's assets, charges of securities pricing services, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services and stock transfer agents.



                                DISTRIBUTION PLAN


         The Funds have adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time-to-time by the Board of Trustees, or up to 0.25% of the Funds' average daily net assets. Payments may be made by the Funds under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Funds as determined by the Board of Trustees. Such activities typically include advertising; compensation for sales and sales marketing activities of Financial Service Agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Funds may finance without a Plan, the Funds may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

         For the fiscal period ended September 30, 1998, the following 12b-1 payments were made under the Plan:


----------------------------- ----------------------------- ---------------------------- ----------------------------
                                       Focus Fund              Growth & Income Fund                 Total
----------------------------- ----------------------------- ---------------------------- ----------------------------
----------------------------- ----------------------------- ---------------------------- ----------------------------
        Advertising                   $ 41,090.81                   $ 12,881.82                $ 53,972.63
----------------------------- ----------------------------- ---------------------------- ----------------------------
----------------------------- ----------------------------- ---------------------------- ----------------------------
  Printing and Mailing of            $ 134,098.23                   $ 49,014.75               $ 183,112.98
 Prospectuses to other than
    current shareholders
----------------------------- ----------------------------- ---------------------------- ----------------------------
----------------------------- ----------------------------- ---------------------------- ----------------------------
Compensation to Underwriters          $ 53,312.99                   $ 18,698.63                $ 72,011.62
----------------------------- ----------------------------- ---------------------------- ----------------------------
----------------------------- ----------------------------- ---------------------------- ----------------------------
      Compensation to                $ 524,063.41                  $ 143,990.61               $ 668,054.02
       Broker-Dealers
----------------------------- ----------------------------- ---------------------------- ----------------------------
----------------------------- ----------------------------- ---------------------------- ----------------------------
           Other*                      $ 9,223.74                    $ 3,312.29                $ 12,536.03
----------------------------- ----------------------------- ---------------------------- ----------------------------
----------------------------- ----------------------------- ---------------------------- ----------------------------
           Total                     $ 761,789.18                  $ 227,898.10               $ 989,687.28
----------------------------- ----------------------------- ---------------------------- ----------------------------

*This includes consulting fees, miscellaneous shipping, filing and travel expenses, and storage of printed items.

         Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board of Trustees approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board of Trustees concludes at least annually that continuation of the Plan is likely to benefit shareholders.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


         Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds and negotiation of their brokerage commission rates are made by the Adviser. Transactions on United States stock exchanges involve the payment by the Funds of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In certain instances, the Funds may make purchases of underwritten issues at prices which include underwriting fees.

         In selecting a broker to execute each particular transaction, the Adviser takes the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; the use of brokerage credits to reduce service fees as contemplated in a board approved program, and the value of the expected contribution of the broker to the investment performance of the Funds on a continuing basis. Accordingly, the cost of the brokerage commissions to the Funds in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. For example, the Adviser will consider the research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds or the Adviser's other clients. Such research and investment services include statistical and economic data and research reports on particular companies and industries as well as research software. Subject to such policies and procedures as the Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Funds to pay a broker that provides research services to the investment adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the investment adviser determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the investment adviser's ongoing responsibilities with respect to the Funds.

         Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the investment adviser and its affiliates, and not all of the information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the investment adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interests of the Funds and their shareholders.


         For the year ended September 30, 1998, the Focus Fund paid $1,417,890 and the Growth & Income Fund paid $446,704, in commissions to brokers. The Funds did not pay any commissions to brokers who were affiliated with the Fund, Marsico Capital, or Sunstone Distribution Services, and any affiliated person of the foregoing.


         During the Funds' fiscal year ended September 30, 1998, the Funds acquired securities of Merrill Lynch & Co., one of the primary brokers used in executing the Funds' portfolio transaction. As of September 30, 1998, the Funds held no securities of their regular brokers or dealers.


                             PERFORMANCE INFORMATION


         From time to time, quotations of the Funds' performances may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manner.

AVERAGE ANNUAL TOTAL RETURN

         Average annual total return is the average annual compounded rate of return for periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                                T = (1/n)/[(ERV/P) - 1]

         Where:

         T                  =     average annual total return

         P                  =     a hypothetical initial investment of $1,000

         n                  =     number of years

         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

         It should be noted that average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

         In connection with communicating its average annual total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


COMPARISON OF PORTFOLIO PERFORMANCE


         Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, and the Russell 2000 Index.

         From time to time, in advertising, marketing and other Fund literature, the performance of a Fund may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings or the appropriate volatility grouping, where volatility is a measure of a Fund's risk. From time to time, the average price-earnings ratio and other attributes of a Fund's or the model portfolio's securities, may be compared to the average price-earnings ratio and other attributes of the securities that comprise the S&P 500 Index.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in a Fund. The description may include a "risk/return spectrum" which compares a Fund to broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare a Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.


         The total return for the fiscal period ended September 30, 1998 for the Focus Fund and Growth & Income Fund were 23.60% and 15.40%, respectively. Returns for the Funds are based on net change in NAV and are unannualized. Performance figures for each of the three quarters and nine month period for the Growth & Income Fund, and for the quarter ended March 31 for the Focus Fund, reflect fee waivers in effect. In the absence of fee waivers, total returns would be reduced. The investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                   TAX STATUS


         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of each Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

         A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by that Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


         ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.


         Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS; STRADDLES. A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy its distribution requirements for relief from income and excise taxes. Each Fund will monitor its transactions and may make such tax elections as Fund management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments. The Funds' status as regulated investment companies may limit their transactions involving foreign currency, futures, options, and forward contracts.

         Certain transactions undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

         Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.


         CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES. Each Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes. Some of a Fund's investments will be maintained and income therefrom calculated by reference to certain foreign currencies, and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Furthermore, exchange control regulations may restrict the ability of a Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit a Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement for qualification as a regulated investment company. Even if a fund so qualified, these restrictions could inhibit its ability to distribute all of its income in order to be fully relieved of tax liability.


         Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables (including dividends) or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of the acquisition of the security or other instrument and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Funds' investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, or, in some cases, as capital gain, rather than as an ordinary dividend.


         PASSIVE FOREIGN INVESTMENT COMPANIES. Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.


         DISTRIBUTIONS. Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by a Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are taxable to shareholders at the applicable mid-term or long-term capital gains rate, whether paid in cash or in shares, regardless of how long the shareholder has held a Fund's shares, and they are not eligible for the dividends received deduction. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         DISPOSITION OF SHARES. Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon the amount realized and the shareholder's basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

         BACKUP WITHHOLDING. The Funds will be required to report to the Internal Revenue Service (the "IRS") all distributions and gross proceeds from the redemption of the Funds' shares, except in the case of certain exempt shareholders. All distributions and proceeds from the redemption of a Fund's shares will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

         OTHER TAXATION. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not address all of the tax consequences applicable to the Funds or shareholders, and shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                                 NET ASSET VALUE


         Shares are purchased at their net asset value per share. Each Fund calculates its net asset value (NAV) as follows:

                  NAV = [(Value of Fund Assets)(Fund Liabilities)]/
                          Number of Outstanding Shares

Net asset value is determined as of the end of trading hours on the NYSE (currently 4:00 p.m. New York City time) on days that the NYSE is open.

         A security listed or traded on a recognized stock exchange or quoted on NASDAQ is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded or on NASDAQ. If no sale is reported at that time the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Where quotations are not readily available, the Funds' investments are valued at fair value as determined by management and approved in good faith by the Trustees. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Trustees subject to review and determination of the appropriate price by Marsico Capital, whenever a furnished price is significantly different from the previous day's furnished price. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value.

         Generally, trading in foreign securities, as well as U.S. Government securities and certain cash equivalents and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities use in computing the net asset value of the shares of the Funds are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and at the close of the NYSE, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by management and approved in good faith by the Trustees.

         For purposes of determining the net asset value per share of each Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars furnished by a pricing service approved by the Trustees.

         A Fund's net asset value per share will be calculated separately from the per share net asset value of the other fund of the Trust. "Assets belonging to" a fund consist of the consideration received upon the issuance of shares of the particular fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular series. Each fund will be charged with the direct liabilities of that fund and with a share of the general liabilities of the Trust's funds. Subject to the provisions of the Charter, determinations by the Trustees as to the direct and allocable expenses, and the allocable portion of any general assets, with respect to a particular fund are conclusive.


                                CAPITAL STRUCTURE


         DESCRIPTION OF SHARES. The Trust is an open-end management investment company organized as a Delaware Business Trust on October 1, 1997. The Trust's Trust Instrument authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest. Each share of the Funds has equal voting, dividend, distribution and liquidation rights.

         Shares of the Trust have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable.

         Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or applicable Delaware law.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund affected by the matter. A fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such Fund. However, the rule also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Trust voting without regard to particular funds.

         Notwithstanding any provision of Delaware law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Trust outstanding (or of a class or series of the Trust, as applicable) will be effective, except to the extent otherwise required by the 1940 Act and rules thereunder. In addition, the Trust Instrument provides that, to the extent consistent with Delaware law and other applicable law, the By-Laws may provide for authorization to be given by the affirmative vote of the holders of less than a majority of the total number of shares of the Trust outstanding (or of a class or series).

         If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.


                           HOW TO BUY AND SELL SHARES


         The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Funds, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend or holiday closings, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for a Fund to determine the fair value of its net assets; and (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

         The value of shares of a Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of that Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of a Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

         It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Funds to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Funds. However, the Funds are obligated under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs on their sales.

         Any redemption or transfer of ownership request for corporate accounts will require the following written documentation:


                  1. A written Letter of Instruction signed by the required number of authorized officers, along with their respective positions. For redemption requests in excess of $50,000, the written request must be signature guaranteed. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Notaries public cannot provide signature guarantees.

                  2. A certified Corporate Resolution that states the date the Resolution was adopted and who is empowered to act, transfer or sell assets on behalf of the corporation.

                  3. If the Corporate Resolution is more than 60 days old from the date of the transaction request, a Certificate of Incumbency from the Corporate Secretary which specifically states that the officer or officers named in the resolution have the authority to act on the account. The Certificate of Incumbency must be dated within 60 days of the requested transaction. If the Corporate Resolution confers authority on officers by title and not by name, the Certificate of Incumbency must name the officer(s) and their title(s).

When redeeming shares from the Money Market Fund, if you redeem less than all of the balance of your account, your redemption proceeds will exclude accrued and unpaid income through the date of the redemption. When redeeming your entire balance from the Money Market Fund, accrued income will be paid separately when the income is collected and paid from the Money Market Fund, at the end of the month.

         AUTOMATIC INVESTMENT PLAN. The Funds offer an Automatic Investment Plan whereby an investor may automatically purchase shares of the Funds on a regular basis ($50 minimum per transaction). Under the Automatic Investment Plan, an investor's designated bank or other financial institution debits a pre-authorized amount on the investor's account each designated period and applies the amount to the purchase of a Fund's shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House (ACH). Also, the designated Fund must have a currently effective registration in those states in which it is required. You may enroll in the Automatic Investment Plan by completing the appropriate section of the Account Application. If you wish to establish an Automatic Investment Plan after your account has been opened, please contact the Transfer Agent at 1-888-860-8686.

         Automatic Investment Plan transactions are scheduled for the 5th and/or 20th of every month. Transactions also may be scheduled monthly, quarterly, semi-annually or annually. No service fee is currently charged by the Funds for participation in the Automatic Investment Plan. A $20 fee will be imposed by the Funds if sufficient funds are not available in your account or your account has been closed at the time of the automatic transaction and your purchase will be canceled. You will also be responsible for any losses suffered by the Funds as a result. You may adopt the Automatic Investment Plan at the time the account is opened by completing the appropriate section of the Account Application. Changes to bank information must be made in writing and signed by all registered holders of the account with signatures guaranteed. A full redemption of all funds from your account will automatically discontinue Automatic Investment Plan privileges. Termination instructions must be received by the Funds five business days prior to the effective date of termination.

         SYSTEMATIC WITHDRAWAL PLAN. The Funds offer a Systematic Withdrawal Plan which allows you to designate that a fixed amount ($100 minimum per transaction limited to those shareholders with a balance of $10,000 or greater upon commencement of participation in the Systematic Withdrawal Plan) be distributed to you at regular intervals. The redemption takes place on the 5th and/or 20th of the month but if the day you designate falls on a Saturday, Sunday, or legal holiday, the distribution shall be made on the prior business day. Any changes made to the distribution information must be made in writing and signed by each registered holder of the account with signatures guaranteed.

         The Systematic Withdrawal Plan may be terminated by you at any time without charge or penalty, and the Funds reserve the right to terminate or modify the Systematic Withdrawal Plan upon 60 days' written notice. Withdrawals involve redemption of funds and may result in a gain or loss for federal income tax purposes. An application for participation in the Systematic Withdrawal Plan may be obtained from the Transfer Agent by calling 1-888-860-8686.

         RETIREMENT PLANS. The Funds offer retirement plans that may allow investors to shelter some of their income from taxes. Descriptions of the plans, application forms, as well as descriptions of applicable service fees and certain limitations on contributions and withdrawals, are available by calling the Transfer Agent at 1-888-860-8686.

                                 HOW TO EXCHANGE


         As explained in the Prospectus, the Trust offers an exchange program whereby shares of any Marsico Fund may be exchanged for shares of another
Marsico Fund that is available for investment at any time. In addition, shareholders may exchange all or a portion of their investment from each Fund to the Marsico-Nations Money Market Fund, as provided in the Prospectus. Sunstone Financial Group, Inc., the Funds' transfer agent, receives a service fee from the Marsico-Nations Money Market Fund at the annual rate of 0.25 of 1% of the average daily net asset value of the shares of the Funds exchanged into the Northern Money Market Fund. Sunstone Financial Group, Inc. is an affiliate of the Funds' distributor.

                              FINANCIAL STATEMENTS



MARSICO FOCUS FUND
September 30, 1998

SCHEDULE OF INVESTMENTS

                                                      Number             Market Value         Percent
                                                    of Shares             in Dollars      of Net Assets
COMMON STOCKS
Aerospace and Defense
Gulfstream Aerospace Corporation*                    1,007,570        $   40,554,693            4.72%
Airlines
UAL Corporation*                                       556,265            36,052,925            4.20
Automotive - Cars & Light Trucks
Ford Motor Company                                   1,043,278            48,968,861            5.70
Beverages - Non-Alcoholic
Coca-Cola Enterprises Inc.                             957,958            24,188,439            2.82
Brewery
Anheuser-Busch Companies, Inc.                         441,665            23,849,910            2.78
Cable Television
MediaOne Group, Inc.*                                1,374,630            61,085,121            7.12
Computer Software
Microsoft Corporation*                                 395,053            43,480,521            5.07
Computers - Information Technology
IMS Health Inc.                                        346,241            21,445,302            2.50
Computers - Memory Devices
EMC Corporation*                                     1,500,375            85,802,695           10.00
Computers - Micro
International Business Machines
Corporation                                            213,591            27,339,648            3.18
Cosmetics & Toiletries
L'OREAL                                                 49,778            23,156,486            2.70
Cruise Lines
Carnival Corporation                                 1,123,136            35,729,764            4.16
Diversified Financial Services
Associates First Capital Corporation                   652,955            42,605,314            4.96
Diversified Manufacturing Operations
General Electric Company                               319,134            25,391,099            2.96
Medical - Drugs
Pfizer Inc.                                            289,749            30,695,285            3.58
Warner-Lambert Company                                 688,936            52,014,668            6.06
                                                                  ----------------------------------
                                                                          82,709,953            9.64
Multimedia
Time Warner Inc.                                       804,452            70,439,828            8.21
Networking Products
Cisco Systems, Inc.*                                   688,170            42,537,508            4.96
Retail - Apparel/Shoe
The Gap, Inc.                                          223,987            11,815,314            1.38
Retail - Building Products
The Home Depot, Inc.                                   575,329            22,725,495            2.65
Super-Regional Banks
Norwest Corporation                                    728,044            26,073,076            3.04
U.S. Bancorp                                           347,247            12,348,971            1.44
                                                                         ---------------------------
                                                                          38,422,047            4.48
Telecommunication Equipment
Lucent Technologies Inc.                                73,502             5,076,232            0.59
                                                                  ----------------------------------
Total Common Stocks (cost $827,524,811)                                  813,377,155           94.78
                                                                  ----------------------------------


PREFERRED STOCKS
Automotive - Cars & Light Trucks
Porsche AG                                               5,777            10,032,217            1.17
                                                                  ----------------------------------
Total Preferred Stocks (cost $10,084,388)                                 10,032,217            1.17
                                                                  ----------------------------------


                                                    Principal/           Market Value      Percent of
                                                        Shares            in Dollars       Net Assets
SHORT-TERM INVESTMENTS
SSgA Money Market Fund                                  65,088    $            5,088            0.00%
Federal Home Loan Bank,
4.95%, 10/1/98                                     $18,000,000            18,000,000            2.10
                                                                  ----------------------------------
Total Short-Term Investments (cost $18,065,088)                           18,065,088            2.10
                                                                  -----------------------------------

Total Investments (cost $855,674,287)                                    841,474,460           98.05
Other Assets less Liabilities                                             16,782,198            1.95
                                                                  ----------------------------------

NET ASSETS                                                        $      858,256,658          100.00%
                                                                   ---------------------------------

* Non-income producing.
See notes to financial statements.


MARSICO GROWTH & INCOME FUND
September 30, 1998

SCHEDULE OF INVESTMENTS

                                                       Number           Market Value         Percent
                                                    of Shares             in Dollars   of Net Assets
COMMON STOCKS
Aerospace and Defense
Gulfstream Aerospace Corporation*                      191,916        $   7,724,619            2.93%
Airlines
Delta Air Lines, Inc.                                   64,823            6,304,037            2.39
UAL Corporation*                                        75,815            4,913,760            1.87
                                                                     ------------------------------
                                                                         11,217,797            4.26
Applications Software
PeopleSoft, Inc.*                                      124,825            4,072,416            1.54
Automotive - Cars & Light Trucks
Chrysler Corporation                                   106,882            5,116,976            1.94
Ford Motor Company                                     190,070            8,921,411            3.39
General Motors Corporation                              91,060            4,979,844            1.89
                                                                     ------------------------------
                                                                         19,018,231            7.22
Beverages - Non-Alcoholic
Coca-Cola Enterprises Inc.                             133,474            3,370,219            1.28
Brewery
Anheuser-Busch Companies, Inc.                         129,546            6,995,484            2.65
Building - Residential/Commercial
M.D.C. Holdings, Inc.                                  265,188            4,889,404            1.86
Cable Television
MediaOne Group, Inc.*                                  237,531           10,555,284            4.01
Computer Software
Microsoft Corporation*                                  97,941           10,779,631            4.09
Computers - Information Technology
IMS Health Inc.                                        119,448            7,398,310            2.81
Computers - Memory Devices
EMC Corporation*                                       208,900           11,946,469            4.53
Computers - Micro
International Business Machines
Corporation                                             54,088            6,923,264            2.63
Cruise Lines
Carnival Corporation                                   204,043            6,491,118            2.46
Diversified Financial Services
Associates First Capital Corporation                    80,144            5,229,396            1.98
Diversified Manufacturing Operations
General Electric Company                                70,327            5,595,392            2.12
Finance - Credit Card
MBNA Corporation                                       121,651            3,482,260            1.32
Finance - Mortgage Loan Banker
Fannie Mae                                              69,618            4,472,956             1.70
Hotels & Motels
Four Seasons Hotels, Inc.                               69,472            1,424,176             0.54
Medical - Drugs
Pfizer Inc.                                             72,429            7,672,947             2.91
Schering-Plough Corporation                             83,556            8,653,268             3.28
Warner-Lambert Company                                 121,609            9,181,479             3.49
                                                                     -------------------------------
                                                                         25,507,694             9.68
Multimedia
Time Warner Inc.                                       157,451           13,786,803             5.23
Networking Products
Cisco Systems, Inc.*                                   114,544            7,080,282             2.69
Oil Companies - Integrated
British Petroleum Company PLC                         102,510             8,943,997             3.39
Radio
Clear Channel Communications, Inc.*                     43,650            2,073,375             0.79
Rental - Auto & Equipment
The Hertz Corporation                                  174,418            7,216,545             2.74
Retail - Apparel/Shoe
The Gap, Inc.                                           89,092            4,699,603             1.78
Retail - Building Products
The Home Depot, Inc.                                   173,946            6,870,867             2.61
Super-Regional Banks
Northern Trust Corporation                             113,714            7,760,980             2.95
Norwest Corporation                                    184,261            6,598,847             2.50
U.S. Bancorp                                           139,502            4,961,040             1.88
                                                                     -------------------------------
                                                                         19,320,867             7.33
Telecommunication Equipment
Lucent Technologies Inc.                               109,037            7,530,368             2.86
Transportation - Rail
Kansas City Southern Industries, Inc.                  182,380            6,383,300             2.42
                                                                     -------------------------------
Total Common Stocks (cost $244,161,306)                                 241,000,127           91.45
                                                                     -------------------------------

                                                        Number         Market Value          Percent
                                                     of Shares           in Dollars    of Net Assets
CORPORATE BONDS
Building - Residential/Commercial
M.D.C. Holdings, Inc., 8.375%, 2/1/08               $2,700,000             2,598,750            0.98
Resorts/Theme Parks
Premier Parks, Inc., 12.000%, 8/15/03                2,400,000             2,604,000            0.99
                                                                     -------------------------------
Total Corporate Bonds (cost $5,239,693)                                    5,202,750            1.97
                                                                     -------------------------------

U.S. GOVERNMENT OBLIGATIONS
U.S. Treasury Bonds, 5.50%, 8/15/28                 10,899,000            11,756,228            4.46
                                                                     -------------------------------
Total U.S. Government Obligations
(cost $11,756,238)                                                        11,756,228            4.46
                                                                     -------------------------------

                                                    Principal/         Market Value      Percent of
                  Shares                            in Dollars           Net Assets
SHORT-TERM INVESTMENTS
SSgA Money Market Fund                                  23,005        $       23,005            0.01%
Federal Home Loan Bank,
4.95%, 10/1/98                                     $36,700,000            36,700,000           13.93
                                                                          --------------------------
Total Short-Term Investments
(cost $36,723,005)                                                        36,723,005           13.94
                                                                          --------------------------

Total Investments (cost $297,880,242)                                    294,682,110           111.82
Liabilities less Other Assets                                            (31,162,903)         (11.82)
                                                                        ----------------------------

NET ASSETS                                                            $  263,519,207          100.00%
                                                                        -----------------------------


* Non-income producing.
See notes to financial statements.


THE MARSICO INVESTMENT FUND
September 30, 1998

STATEMENTS OF ASSETS AND LIABILITIES


                                                              Growth &
                                                             Focus Fund                  Income Fund
ASSETS
Investments, at value (cost $855,674,287 and
     $297,880,242, respectively)                          $    841,474,460        $      294,682,110
Interest and dividends receivable                                  201,897                   206,898
Receivable for investments sold                                 24,748,502                20,555,721
Receivable for capital stock sold                                3,237,230                 2,341,762
Organizational expenses, net of
     accumulated amortization                                      117,008                   117,008
Prepaid expenses and other assets                                  121,517                    41,026
                                                          ------------------------------------------
Total Assets                                                   869,900,614               317,944,525
                                                          ------------------------------------------

LIABILITIES
Payable for investments purchased                                5,735,060               53,218,545
Payable for capital stock redeemed                               4,600,812                  795,585
Accrued investment advisory fee                                    578,888                  138,423
Accrued distribution fee                                           200,107                   59,828
Accrued expenses and other liabilities                             529,089                  212,937
Total Liabilities                                               11,643,956               54,425,318
                                                          -----------------------------------------
Net Assets                                                $    858,256,658       $      263,519,207
                                                          -----------------------------------------

NET ASSETS CONSIST OF
Paid-in-capital                                           $    912,084,861        $     281,804,013
Accumulated net realized loss on investments                   (40,064,112)             (15,144,125)
Accumulated net realized gain on foreign
     currency transactions                                         433,914                   57,257
Net unrealized depreciation on investments and
     foreign currency translations                             (14,198,005)              (3,197,938)
                                                          ------------------------------------------
Net Assets                                                $    858,256,658       $      263,519,207
                                                          -----------------------------------------

Shares Outstanding, $0.001 par value
     (Unlimited shares authorized)                              69,444,196               22,832,879

Net Asset Value, Redemption Price, and
     Offering Price Per Share (Net Assets/
     Shares Outstanding)                                  $          12.36        $           11.54


THE MARSICO INVESTMENT FUND
Period Ended September 30, 1998*

STATEMENTS OF OPERATIONS

                                                                  Growth &
                                                                 Focus Fund              Income Fund
INVESTMENT INCOME
Interest                                                  $      1,585,603        $          650,283
Dividends (net of $25,835 and $9,949 of
     non-reclaimable foreign withholding taxes)                  2,338,610                   598,844
                                                           ----------------------------------------
Total Investment Income                                          3,924,213                 1,249,127

EXPENSES
Investment advisory fees                                         2,590,083                   774,854
Distribution fees                                                  761,789                   227,898
Transfer agent fees and expenses                                   565,809                   194,772
Federal and state registration fees                                333,695                   114,038
Printing and postage expenses                                      110,314                    35,320
Fund administration fees                                           168,841                    96,299
Custody and fund accounting fees                                    95,468                    52,745
Professional fees                                                   53,346                    53,346
Trustees' fees and expenses                                         46,593                    46,593
Amortization of organizational costs                                20,581                    20,581
Miscellaneous                                                        9,831                     6,057
                                                          -----------------------------------------
Total expenses                                                   4,756,350                 1,622,503
Less waiver of fees                                                   -                    (249,672)
Less expenses paid indirectly                                      (18,219)                  (5,442)
Net Expenses                                                      4,738,131                1,367,389
                                                          ------------------------------------------
Net Investment Loss                                               (813,918)                (118,262)
                                                          ------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments                               (40,087,882)             (15,147,236)
Net realized gain on foreign currency transactions                 433,914                    57,257
Change in unrealized depreciation on investments
     and foreign currency translations                         (14,198,005)              (3,197,938)
                                                          ------------------------------------------
Net Loss on Investments                                        (53,851,973)             (18,287,917)
                                                          ------------------------------------------
Net Decrease in Net Assets Resulting
     from Operations                                      $    (54,665,891)       $     (18,406,179)


*From December 31, 1997 (commencement of
 operations)
See notes to financial statements.


THE MARSICO INVESTMENT FUND
Period Ended September 30, 1998*

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          Growth &
                                                                 Focus Fund              Income Fund
OPERATIONS
Net investment loss                                       $       (813,918)       $        (118,262)
Net realized loss on investments                               (40,087,882)             (15,147,236)
Net realized gain on foreign currency transactions                 433,914                    57,257
Change in unrealized depreciation on investments
     and foreign currency translations                         (14,198,005)              (3,197,938)
                                                          ------------------------------------------
Net decrease in net assets resulting
     from operations                                           (54,665,891)             (18,406,179)
                                                          -----------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares                                 1,280,834,349               368,490,350
Redemption of shares                                          (367,961,800)              (86,614,964)
                                                          ------------------------------------------
Net increase from capital share transactions                   912,872,549               281,875,386
                                                          ------------------------------------------

Total Increase in Net Assets                                   858,206,658               263,469,207

NET ASSETS
Beginning of period                                                 50,000                    50,000
                                                          ------------------------------------------
End of period                                             $    858,256,658        $      263,519,207

TRANSACTIONS IN SHARES
Shares sold                                                     97,469,724                29,846,080
Shares redeemed                                                (28,030,528)              (7,018,201)
                                                          -----------------------------------------
Net increase                                                    69,439,196               22,827,879

*From December 31, 1997 (commencement of
 operations).
See notes to financial statements.


THE MARSICO INVESTMENT FUND
September 30, 1998

Notes to Financial Statements

1. ORGANIZATION
The Marsico Investment Fund (the "Trust") was organized on October 1, 1997 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Focus Fund and the Growth & Income Fund (collectively, the "Funds") are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund that seeks long-term growth of capital by normally investing in a core position of 20-30 common stocks. The Growth & Income Fund is a diversified fund, as defined in the 1940 Act, that seeks long-term growth of capital with a limited emphasis on income. The Funds commenced operations on December 31, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation - A security traded on a recognized stock exchange is valued at the last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current closing price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' investment adviser pursuant to guidelines established by the Board of Trustees.

(b) Organization Costs - Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption.

(c) Expenses - The Funds are charged for those expenses that are directly attributable to each fund, such as advisory and custodian fees. Expenses that are not directly attributable to a fund are typically allocated among the funds in proportion to their respective net assets. The Funds' expenses may be reduced by voluntary Advisory waivers and uninvested cash balances earning interest or credits. Such credits are included in Expenses Paid Indirectly in the Statement of Operations.

(d) Federal Income Taxes - Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income and excise taxes.

(e) Distributions to Shareholders - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and Post-October capital losses. Accordingly, at September 30, 1998, reclassifications were recorded to decrease net investment loss by $813,918 and $118,262, decrease accumulated net realized loss on investments by $23,770 and $3,111 and decrease paid-in capital by $837,688 and $121,373 in the Focus and Growth & Income Funds, respectively.

(f) Forward Currency Transactions and Futures Contracts - The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.
     Forward currency contracts held by the Funds are fully collateralized by other securities. If held by the Funds, such collateral would be in the possession of the Funds' custodian. The collateral would be evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.
     Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income. The change in net appreciation/depreciation of the payables and receivables is recorded as unrealized appreciation/depreciation on investments and foreign currency translations.
     Futures contracts are marked to market daily and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end.
     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
     The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts, and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

(g) Other - Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis.

3. INVESTMENT ADVISORY AGREEMENT
The Funds have an agreement with Marsico Capital Management, LLC (the "Adviser") to furnish investment advisory services to the Funds. Under the terms of this agreement, the Adviser is compensated at the rate of 0.85% of the average daily net assets of each of the Focus and Growth & Income Funds. The Adviser has agreed to voluntarily reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the expense limitation of 1.60% and 1.50% for the Focus and the Growth & Income Funds, respectively, until January 1, 1999. A fee of $249,672 was waived in the Growth & Income Fund. The Adviser has an agreement with the Funds that allows the Adviser the ability to seek reimbursement of any waivers made to its advisory fee, subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable voluntary expense limitations.

4. SERVICE AND DISTRIBUTION PLAN
The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund's average daily net assets.

5. INVESTMENT TRANSACTIONS
The  aggregate   purchases  and  sales  of  securities,   excluding   short-term
investments, for the Funds for the period ended September 30, 1998 were as follows:

                                          Growth &
                                        Focus Fund              Income Fund
Purchase
U.S. Government                                  -       $       11,756,238
Other                            $   1,471,447,701              416,499,825
Sales
U.S. Government                                  -                        -
Other                                  594,208,304              151,953,272

The cost of securities on a tax basis for the Focus and Growth & Income Funds is $869,192,826 and $299,847,060, respectively. At September 30, 1998, gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

                                           Growth &
                                         Focus Fund              Income Fund
Unrealized Appreciation            $     21,180,077         $      8,035,192
(Unrealized Depreciation)               (48,898,443)             (13,200,142)
                                   ------------------------------------------
Net Unrealized Depreciation
on Investments                     $    (27,718,366)         $    (5,164,950)

At September 30, 1998, the Focus and Growth & Income Funds had deferred Post-October capital losses of $26,111,659 and $13,120,050, respectively. To the extent the Funds realize net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryovers.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Marsico Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Marsico Focus Fund and the Marsico Growth & Income Fund (constituting The Marsico Investment Fund, hereafter referred to as the "Trust") at September 30, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period December 31, 1997 (commencement of operations) through September 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Denver, Colorado
November 2, 1998

                                  DISTRIBUTION


         The Trust has entered into a distribution agreement with Sunstone Distribution Services, LLC (the "Distributor"). Under the agreement, the Distributor serves as each Fund's principal underwriter and acts as exclusive agent for the Funds in selling their shares to the public. For the marketing and distribution services provided, the Funds pay the Distributor a fee at the annual rate of 0.0175% of each Fund's average daily net assets subject to a minimum annual fee of $25,000 per Fund. These fees are limited to .25% of each Fund's average daily net assets. If the fees exceed .25% of each Fund's average daily net assets, neither Fund will pay the difference. Any amount in excess of
 .25% will be borne by Marsico Capital,  and not charged to the Funds thereafter.
During  the  year  ended  September  30,  1998,  The  Distributor   received  as
compensation $53,313 from the Focus Fund and $18,699 from the Growth & Income Fund.

         Certain officers and directors of Marsico Capital are also officers and trustees of the Trust.

                                SERVICE PROVIDERS

Investment Adviser
Marsico Capital Management, LLC, 1200 17th Street, Suite 1300, Denver, CO 80202

Administrator
Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, WI, 53202.

Counsel
Dechert Price & Rhoads, 1775 Eye St., NW, Washington DC 20006-2401.

Custodian
State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

Independent Accounts
Pricewaterhouse Coopers LLP, 950 Seventeenth Street, Denver, CO 80202

Transfer And Dividend Disbursing Agent
Sunstone Financial Group, Inc., LLC, 207 East Buffalo Street, Suite 400, Milwaukee, WI, 53202.

                                  APPENDIX - A

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by its investment objective and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments. An asterisk ("*") next to a security indicates that each Fund will invest less than 5% of its net assets in that security.

I.       EQUITY AND DEBT SECURITIES

BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. For example, the Funds may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price, or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

INVERSE   FLOATERS*  are  debt  instruments  whose  interest  bears  an  inverse relationship to the interest rate on another security. The Funds will not invest more than 5% of their respective net assets in inverse floaters.

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio Manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS") are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. Income tax regulations may require the Fund to recognize income associated with the PFIC prior to the actual receipt of any such income.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS* involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually heavy redemption requests.

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by the Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS* are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities.Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement, and the Funds bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than in interest-paying securities of comparable maturity.

II.      FUTURES, OPTIONS AND OTHER DERIVATIVES

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

                                  APPENDIX - B

RATINGS OF INVESTMENT SECURITIES

         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. and Standard & Poor's Corporation.


MOODY'S INVESTORS SERVICE, INC. RATINGS

         Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

         Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

         A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.


STANDARD & POOR'S CORPORATION RATING

         AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

         AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

         BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS



         (a)(1)            Trust Instrument(1)

            (2)            Certificate of Trust(1)

         (b)               By-Laws(1)

         (c)               Not Applicable

         (d)(1)            Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico Focus Fund(2)

            (2)            Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Growth & Income Fund(2)

         (e)               Distribution Agreement (2)

         (f)               Not Applicable

         (g)               Custodian Agreement (2)

         (h)(1)            Administration Agreement (2)

            (2)            Transfer Agency Agreement (2)

            (3)            IRA Custodial Agreement and Disclosure Statement (2)

         (i)               Not Applicable

         (j)               Consent of Independent Accountants

         (k)               Not Applicable

         (l)               Initial Capital Agreement (2)

         (m)(1)            Distribution Plan and form of dealer agreement (2)
            (2)            Revised form of Dealer Agreement

         (n)               Financial Data Schedules

         (o)               Not Applicable

         (p)               Powers of Attorney

-----------------

(1) Filed in Registrant's initial Registration Statement on October 1, 1997 and incorporated by reference herein.

(2) Filed in Registrant's Registration Statement filed on December 2, 1997 and incorporated by reference herein.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         The Trust's shares are sold through broker-dealer intermediaries that establish single, omnibus accounts with the Trust's transfer agent. As a result of this arrangement, Charles Scwab & Co. and Fidelity Investments each technically own in excess of 25% of the Trust's outstanding shares. The beneficial owners of these shares, however, are the individual investors who maintain accounts with these broker-dealer intermediaries.

ITEM 25.  INDEMNIFICATION

         Reference is made to Article IX, Section 2, of the Registrant's Trust Instrument.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

         Article IX, Section 2 of the Trust Instrument provides in part that a Trustee, officer, employee, manager, or agent of the Trust shall be indemnified by the Trust against liability and all expenses reasonably incurred or paid by such person in connection with any claim, action, suit, or proceeding in which such person becomes involved because of his or her official relationship to the Trust unless: (i) such person was adjudicated to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard for his duties to the Trust; or (ii) in the event of a Settlement unless one of the conditions set forth in the Trust Instrument is satisfied.

         Section 5 of the Distribution Agreement between the Registrant and Sunstone Distribution Services, LLC provides for indemnification of Sunstone Distribution Services, LLC, an affiliate of Sunstone, in connection with certain claims and liabilities to which Sunstone Distribution Services, LLC, in its capacity as Registrant's Distributor, may be subject. A copy of the Distribution Agreement is incorporated by reference herein as Exhibit 6.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Marsico Capital Management, LLC serves as the investment adviser for the Registrant. The business and other connections of Marsico Capital Management, LLC are set forth in the Uniform Application for Investment Adviser Registration ("Form ADV") of Marsico Capital Management, LLC as currently filed with the SEC which is incorporated by reference herein.

ITEM 27. PRINCIPAL UNDERWRITER

         (a) Sunstone Distribution Services, LLC currently serves as distributor of the shares of The Northern Funds, The Haven Capital Management Trust, The Green Century Funds and First Omaha Funds, Inc.

         (b) To the best of Registrant's knowledge, the officers and members of Sunstone Distribution Services, LLC, distributor for Registrant, are as follows:


                           POSITIONS AND OFFICES
NAME AND PRINCIPAL             WITH SUNSTONE              POSITIONS AND OFFICES
 BUSINESS ADDRESS         DISTRIBUTION SERVICES LLC          WITH REGISTRANT

Miriam M. Allison            President and Member                  None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202
Daniel S. Allison            Secretary and Member                  None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202
Peter Hammond                Vice President                        None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Terry Ladwig                 Vice President                        None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202


         (c)  Commissions   and  other   compensation   received,   directly  or
indirectly, from the Registrant during the fiscal period ended September 30, 1998 by Registrant's principal underwriter:

   Name of Principal        Net Underwriting        Compensation on     Brokerage Commissions   Other Compensation
      Underwriter             Discounts and         Redemption and
                               Commissions            Repurchase
Sunstone Distribution              $ 0                    $ 0                    $ 0                 $ 72,012
Services, LLC



Sunstone Distribution Services, LLC serves as each Fund's principal underwriter and acts as exclusive agent for the Funds in selling their shares to the public. For marketing and distribution services provided, Sunstone Distribution Services receives a fee at the annual rate of 0.0175% of each Fund's average daily net assets subject to a minimum annual fee of $ 25,000 per Fund.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All  accounts,  books or other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant, at Registrant's offices at 1200 17th Street, Suite 1300, Denver, CO 80202, except (1) records held and maintained by State Street Bank and Trust Company relating to its functions as custodian; (2) records held and maintained by Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, relating to its functions as administrator and transfer agent, and (3) records held and maintained by State Street Bank and Trust Company relating to its role as fund accountant.

ITEM 29. MANAGEMENT SERVICES

         Not Applicable.

ITEM 30. UNDERTAKINGS

         (a) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge, in the event that the information called for by Item 5A of Form N-1A has been presented in the Registrant's latest annual report to shareholders.

         (b) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the shareholders communications provisions of Section 16(c) of the Investment Company Act of 1940.

                                      II-10
                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia, on this 19th day of November, 1998.

                                                     THE MARSICO INVESTMENT FUND


                               By:                    / s /  THOMAS F. MARSICO
                                                         Thomas F. Marsico,*
                                                              PRESIDENT

                               By:                    / s /  SANDER M. BIEBER
                                                         Sander M. Bieber
                                                           As ATTORNEY-IN-FACT

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                   SIGNATURE                                    TITLE                              DATE
            / s / THOMAS F. MARSICO              Trustee and President (Principal      November 19, 1998
-----------------------------------------------    Executive Officer)
             Thomas F. Marsico*

            / s / BARBARA M. JAPHA               Trustee                               November 19, 1998
-----------------------------------------------
               Barbara M. Japha*

            / s / J. JEFFREY RIGGS*              Trustee                               November 19, 1998
-----------------------------------------------
               J. Jeffrey Riggs*

               / s / RONO DUTTA                  Trustee                               November 19, 1998
-----------------------------------------------
                  Rono Dutta*

           / s / THEODORE S. HALABY              Trustee                               November 19, 1998
-----------------------------------------------
              Theodore S. Halaby*

         / s / WALTER A. KOELBEL, JR.*           Trustee                               November 19, 1998
-----------------------------------------------
            Walter A. Koelbel, Jr.*

             / s / LARRY A. MIZEL*               Trustee                               November 19, 1998
-----------------------------------------------
                Larry A. Mizel*

             / s / MICHAEL D. RIERSON            Trustee                               November 19, 1998
-----------------------------------------------
               Michael D. Rierson*

         / s / CHRISTOPHER J. MARSICO*           Treasurer (Principal Financial        November 19, 1998
-----------------------------------------------     and Accounting Officer)
            Christopher J. Marsico*

        *By:   / s / SANDER M. BIEBER
-----------------------------------------------
               Sander M. Bieber
              As ATTORNEY-IN-FACT